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                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM JAPAN GROWTH FUND

                         Supplement dated August 3, 2001
                       to the Prospectus dated May 1, 2001
                          as supplemented June 14, 2001


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 4 of the prospectus:

         "The individual who is primarily responsible for the day-to-day management of the fund's portfolio is

         o Ikuo Suzuki, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1991."